Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2018
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents
15.	Cash and Cash Equivalents

As at December 31, 2018 and 2017, this account consists of:

	2018	2017
		(in million pesos)
Cash on hand and in banks (Note 27)	5,982	6,351
Temporary cash investments (Note 27)	45,672	26,554
	51,654	32,905

Cash in banks earn interest at prevailing bank deposit rates.  Temporary cash investments are made for varying periods of up to three months depending on our immediate cash requirements, and earn interest at the prevailing temporary cash investment rates.  Due to the short-term nature of such transactions, the carrying value approximates the fair value of our temporary cash investments.  See Note 27 – Financial Assets and Liabilities.

Interest income earned from cash in banks and temporary cash investments amounted to Php957 million, Php612 million and Php582 million for the years ended December 31, 2018, 2017 and 2016, respectively.